UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 2, 2004

                         COMMISSION FILE NO.:  000-32885

                          THE EXPERIENTIAL AGENCY, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   NEVADA                                 88-0471263
---------------------------------------------  ---------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION  (IRS EMPLOYER IDENTIFICATION NO.)


                 308 WEST ERIE, FLOOR 2, CHICAGO, ILLINOIS 60610
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (312) 397-9100
                                 --------------
                            (ISSUER TELEPHONE NUMBER)


                             SYNREAL SERVICES CORP.
                          ----------------------------
                            (FORMER NAME)

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ITEM 5.          OTHER EVENTS

Effective February 2, 2004, the Registrant changed its name to The Experiential Agency, Inc., affected a 13:1 forward stock split, and reauthorized One Hundred Million (100,000,000) shares of common stock with a par value of $0.001 per share. As a result of the name change, the Registrant's common stock will trade under the new stock symbol "EXAG" beginning on Monday, February 2, 2004.

On December 11, 2003, the Registrant filed articles of amendment with the Nevada Secretary of State to amend its articles as mentioned above. The number of shares of the Registrant outstanding at the time of the adoption of the foregoing was 3,969,231 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was 2,769,231. The shareholders consenting to the action represented a majority of the issued and outstanding shares.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

c)     Exhibits:

3.1     Articles  of  Amendment  to  the  Articles  of  Incorporation

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Experiential Agency, Inc.

February 2, 2004


/s/ Frank Goldstin
-------------------------
Frank Goldstin
Chief Executive Officer

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Exhibit 3.1


                              ARTICLES OF AMENDMENT
                       TO THE ARTICLES OF INCORPORATION OF
                             SYNREAL SERVICES CORP.

Pursuant to the provisions of Section 78.390 of the Nevada Revised Statutes, SYNREAL SERVICES CORP. adopts these Articles of Amendment to the Articles of Incorporation.

The following amendments to the Articles of Incorporation were adopted by unanimous consent of the Board of Directors pursuant to Section 78.315 of the Nevada Revised Statutes and by consent of the majority shareholders pursuant to
Section  78.320  of  the  Nevada  Revised  Statutes.

                                   ARTICLE 1.

                                      NAME
                                  ------------

The  name  of  the  corporation  is  The  Experiential  Agency,  Inc.


                                   ARTICLE 4.

             NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE
             -------------------------------------------------------

The capitalization of the Corporation is amended to reflect a 13:1 forward stock split, to reauthorize One Hundred Million (100,000,000) shares of common stock, and to reauthorize the par value of $0.001 per share of common stock.


The number of shares of the Corporation outstanding at the time of the adoption of the foregoing was 3,969,231 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was 2,769,231. The shareholders consenting to the action represent a majority of the issued and outstanding shares.

     Effective  this 11th day  of  December,  2003.
                    ----


     /s/ Frank Goldstin
     ----------------------------
     Frank  Goldstin
     Chief  Executive  Officer


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